Exhibit (j)(2)

                CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report dated March 7, 2003, which is incorporated by reference, in this Registration Statement (Form N-1A No. 333-84623) of TD Waterhouse Trust.

                                                        ERNST & YOUNG LLP

New York, New York
May 29, 2003